Related party transactions	6 Months Ended
Jun. 30, 2023
Disclosure of transactions between related parties [abstract]
Related party transactions	Related party transactions
Related party transactions in the half year ended 30 June 2023 were similar in nature to those disclosed in the Barclays Bank PLC Annual Report 2022. No related party transactions that have taken place in the half year ended 30 June 2023 have materially affected the financial position or performance of the Barclays Bank Group during this period.
During the six month ended 30 June 2023, Barclays Bank PLC acquired the entire issued share capital of Barclays Asset Management Limited and Barclays Investment Solutions Limited along with certain other assets and liabilities, business guarantees and business contracts (together with the transfer of associated employees of Barclays Bank UK PLC) from Barclays Bank UK PLC. See Note 14 Barclays Bank PLC parent company information for further details.